June 30, 2014

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Aston Funds
File Nos. 033-68666 and 811-8044

To the Commission:

On behalf of Aston Funds (the “Trust”) we are filing today through the EDGAR system pursuant to Rule 497(c) under the Securities Act of 1933, as amended (the “1933 Act”), exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the prospectus, dated February 28, 2014 for the ASTON/LMCG Emerging Markets Fund (the “Fund”) and supplement dated June 20, 2014 to the prospectus for the Fund. No fees are required in connection with this filing.

The 497(c) is being filed for the sole purpose of submitting the exhibits containing interactive data format risk/return summary information for the Fund.

Very truly yours,

/s/ James Dimmick
James Dimmick, Assistant Secretary